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                                                                   Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation of our report dated February 15, 2002, included in the Annual Report of Spinnaker Exploration Company on Form 10-K for the year ended December 31, 2001, into Spinnaker Exploration Company's previously filed Registration Statement No. 333-72238 on Form S-3 and Registration Statement Nos. 333-89779 and 333-36592 and 333-61888 on Form S-8.

                                          ARTHUR ANDERSEN LLP

Houston, Texas
March 7, 2002